SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                            ________________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 8, 1995


                     SEARS ROEBUCK ACCEPTANCE CORP.

           (Exact name of registrant as specified in charter)


   Delaware                1-4040                  51-0080535
(State or Other         (Commission             (IRS Employer
Jurisdiction of         File Number)            Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware               19807
(Address of principal executive offices)        (Zip Code)







Registrant's telephone number, including area code (302) 888-3112

Item 5.     Other Events.

            On June 8, 1995, Registrant executed an Underwriting Agreement with Morgan, Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, (the "Underwriting Agreement"), relating to debt securities. Pursuant thereto, Registrant executed a Pricing Agreement, dated June 8, 1995, with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, as the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 6 1/2% Notes due June 15, 2000.

            On June 15, 1995, Registrant and Sears, Roebuck and Co. executed a Distribution Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as Agents (the "Distribution Agreement"), relating to $2,000,000,000 aggregate initial offering price of Medium-Term Notes Series I, to be sold from time to time pursuant to the Distribution Agreement.

            On September 7, 1995, Registrant executed an Underwriting Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated and Salomon Brothers Inc, (the "Underwriting Agreement"), relating to debt securities. Pursuant thereto, Registrant executed a Pricing Agreement, dated September 7, 1995, with Goldman, Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated, J. P. Morgan Securites Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 6 3/4% Notes due September 15, 2005.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

1(a)  Underwriting Agreement, dated June 8, 1995, among
Registrant, Morgan Stanley & Co. Incorporated, Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Salomon Brothers Inc.

1(b)  Pricing Agreement, dated June 8, 1995, among Registrant,
Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Brothers Inc.

1(c)  Distribution Agreement, dated June 15, 1995, among
Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co.,
Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan
Stanley & Co. Incorporated and Salomon Brothers Inc

1(d)  Underwriting Agreement, dated June 8, 1995, among
Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities, Inc.,
Morgan Stanely & Co. Incorporated and Salomon Brothers Inc

1(e)  Pricing Agreement, dated June 8, 1995, among Registrant,
Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co.
Incorporated and Salomon Brothers Inc

4(a)  Form of 6 1/2% Note.

4(b)  Form of fixed rate Medium Term Note Series I.

4(c)  Form of floating rate Medium Tern Note Series I.

4(d)  Form of 6 3/4% Note.

4(e) Fixed Charge Coverage and Ownership Agreement dated May 15, 1995 between Sears, Roebuck and Co. and Registrant.

5     Opinion of Robert J. Pence dated June 13, 1995, relating to the validity of $250,000,000 aggregate principal amount of 6 1/2% Notes due June 15, 2000, $2,000,000,000 aggregate principal amount of Medium-Term Notes Series I and $250,000,000 aggregate principal amount of 6 3/4% Notes due September 15, 2005.

8     Opinion of Baker & McKenzie, special tax counsel to
Registrant, dated June 13, 1995.

23    Consent of Robert J. Pence (included in Exhibit 5).

                               SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS ROEBUCK ACCEPTANCE CORP.





Date:  October 24, 1995             By: /S/ Jerome J. Leshne
                                            JEROME J. LESHNE
                                            Assistant Vice President

                              EXHIBIT INDEX

1(a) Underwriting Agreement, dated June 8, 1995, among Registrant, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers
Inc.

1(b) Pricing Agreement, dated June 8, 1995, among Registrant, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

1(c) Distribution Agreement, dated June 15, 1995, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch,
Pierce Fenner & Smith Incorporated, Morgan Stanley & Co.
Incorporated and Salomon Brothers Inc

1(d) Underwriting Agreement, dated September 7, 1995, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co.
Incorporated and Salomon Brothers Inc

1(e) Pricing Agreement, dated September 7, 1995, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co.
Incorporated and Salomon Brothers Inc.

4(a)  Form of 6 1/2% Note.

4(b)  Form of fixed rate Medium Term Note Series I.

4(c)  Form of floating rate Medium Term Note Series I.

4(d)  Form of 6 3/4% Note.

4(e) Fixed Charge Coverage and Ownership Agreement dated May 15, 1995 between Sears, Roebuck and Co. and Registrant.

5     Opinion of Robert J. Pence dated June 13, 1995, relating to the validity of $250,000,000 aggregate principal amount of 6 1/2%
Notes due June 15, 2000, $2,000,000,000 aggregate principal amount of Medium-Term Notes Series I and 6 3/4% Notes due September 15,
2005.

8     Opinion of Baker & McKenzie, special tax counsel to Registrant, dated June 13, 1995.

23    Consent of Robert J. Pence (included in Exhibit 5).